Arbitral Award Settlement and Associated Mining Data Sale: (Details Text) $ in Thousands	Mar. 31, 2017 USD ($)
Arbitral Award Settlement and Associated Mining Data Sale: [Abstract]
Damages award	$ 713,000
Interest award	22,300
Legal costs award	5,000
Total award	$ 740,300
Post award interest rate - Libor plus	2.00%
Previously Announced contemplated payment of award	$ 770,000
Amount owed by Venezuela pursuant to award and exclusive of payments contemplated for mining data	802,000
Announced contemplated payment by Venezuela to acquire mining data	240,000
Amount Venezuela ordered to pay In Euros for legal fees related to annulment proceedings	$ 150
Maximum amount of proceeds noteholders entitled to	5.468%
Bonus percentage of first two hundred million collected	1.00%
Bonus percentage thereafter	5.00%
Contingent legal fees	$ 1,800